                               AMENDMENT NO. 1 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1,2001
                           AMENDED AND RESTATED AS OF
                                  JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of May 1, 2005, as follows:

     1.   The following is added to paragraph F of Schedule A, Reinsured
          Contracts

          8.   Guaranteed Minimum Income Benefit Form NEL-560-2 (05/05)

     2.   The following paragraph amends and, as amended, restates paragraph
          C.2 of Article I, Scope of Agreement:

          2. This Agreement covers only the Cedent's contractual liability for reinsured claims that are realized upon annuitization or exercise of the Guaranteed Principal Option if applicable under the contractual terms of the Income Program within the variable annuity contract forms specified in Schedule A.

     3. The following paragraph amends and, as amended, restates paragraph C of Article IV, Net Amount at Risk:

          C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to (i) or (ii), where:

          (i) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

          where:

          .    The INCOME BENEFIT BASE (IBB) is as defined in Schedule A

               . The MINIMUM ANNUITY PURCHASE RATE (MAPR) per $1000 is calculated using the following assumptions:

               Mortality Table          Annuity 2000 (Exhibit I)
               Age Setback              7 Years
               Mortality Improvement    None
               Unisex Blend:            Sex distinct only
               Interest Rate:           2.5% all years
               Expenses:                None
               Premium Taxes:           Applied by state of residence
                                        and market
               Age:                     Attained age on exercise date
               Frequency of payment     Monthly

     Annuity form:

          1. Individual Basis: Limited to a Life Annuity with a Period Certain. The number of years of Period Certain is as defined below:

               Age at Annuitization     Period Certain Years
               --------------------     --------------------
                    Up to 79                    10
                       80                        9
                       81                        8
                       82                        7
                       83                        6
                     84-85                       5

          2. Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

     . The SETTLEMENT ANNUITY PURCHASE RATE (SAPR) per $1000, which is used at time of annuitization for reinsurance claims settlement shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

     Annuity form:

          1. Individual Basis: Limited to a Life Annuity with a Period Certain The number of years of Period Certain is as defined below:

               Age at Annuitization     Period Certain Years
               --------------------     --------------------
                    Up to 79                    10
                       80                        9
                       81                        8
                       82                        7
                       83                        6
                     84-85                       5

          2. Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

          (ii) The Guaranteed Principal Adjustment if the Income Benefit contains a Guaranteed Principal Option or 0 otherwise.

     4. The following paragraph amends and, as amended, restates paragraph A of Article VII, Settlement of Claims:

          A. GMDB and EPB: The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to deaths that occur on or after the Effective Date.

               GMIB: The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract on or after the expiration of the waiting period and upon exercise of benefits under the terms of the Income Program where such events occur, on the policies reinsured hereunder, on or after the Effective Date.

               GWB: The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract under the terms of the Withdrawal Program on or after the Effective Date.

     5. The following paragraph amends and, as amended, restates paragraph C of Article VII, Settlement of Claims:

          C. GMDB and EPB: Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual death benefit claims paid in respect of Reinsured Contracts in that month, based on the net amount at risk definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

               GMIB: Within thirty (30) days of the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual Income Program benefits paid in respect of Reinsured Contracts in that month, based on the definition set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefits.

               GWB: Within thirty (30) days of the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual Withdrawal Program benefits paid in respect of Reinsured Contracts in that month, based on the WBNAR definition set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefits.

     6. The following paragraph amends and, as amended, restates paragraph D of Schedule A, Plans of Reinsurance:

          D.   GMIB (Contractual Income Program Benefit) Ceded:

          Income Benefit Base (IBB)
          -------------------------

          Version 1 - Greater of an Annual Ratchet to attained age 80 and a 6% Rollup to attained age 80; frozen thereafter.

          Version 2 - Greater of an Annual Ratchet to attained age 80 and a 5% Rollup to attained age 85; frozen thereafter.

          Version 3 - Greater of an Annual Ratchet to attained age 80 and a 5% Rollup to attained age 85; frozen thereafter.

          Annuitization
          -------------

          Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms specified in the contract.

          Guaranteed Principal Option
          ---------------------------

          Under version III, Contractholders can exercise the Guaranteed Principal Option in lieu of electing income payments based on the IBB.

          Contract Provisions
          -------------------

          All contract provisions are as specified in the contract forms identified in Schedule A, Paragraph F.

     7. The following paragraph amends and, as amended, restates paragraph B of Exhibit II, Reinsured Premiums:

     B.   Income Program

                                                           REINSURANCE PREMIUM
   INCOME PROGRAM            PRODUCTS COVERED                (BASIS POINTS)
   --------------            ----------------              -------------------
Income Program Rider     All Products sold prior to              35.00
                         February 15, 2003
Income Program Rider     All Products sold after April           45.00
                         30, 2003 and before May 1, 2005
                         if GMDB program is Annual Step
                         or Max of Annual Step and Rollup
Income Program Rider     All other Products sold after           50.00
                         February 14, 2003 and before May
                         1, 2005
Income Program Rider     All Version I and Version II            50.00
                         Products sold after April 30,
                         2005
Income Program Rider     All Version III Plus Products           75.00
                         sold after April 30, 2005

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    -----------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    -----------------------------------
Title: President

                               AMENDMENT NO. 2 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1,2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004
                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of November 1, 2005, as follows:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article V, Reinsurance Premiums, amends and, as amended, restates Article V, Reinsurance Premiums.

     4. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     5. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     6. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    -----------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    -----------------------------------
Title: President

                                   ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of April 1, 2001 (the "Effective Date") and amended and restated as of July 1, 2004 as described in Schedule
     A. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after April 1, 2001.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB") and Earnings Preservation Benefit ("EPB") provisions of the Reinsured Contracts, as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the IBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     MNAR = VNAR + SCNAR + EEMNAR

     in which:

     VNAR (Variable Net Amount at Risk) = Maximum (a,b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

          a = (Contractual Death Benefit - Account Value) and

          b = 0

     SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

     EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = x% * Maximum (a,b) multiplied by the Reinsurer's Percentage where:

          x% varies by issue age and is as described in the Reinsurance Contracts specified in Schedule A

          a = (Contractual Death Benefit - Total Purchase Payments Not
          Withdrawn)

          b = 0

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     (i) The Guaranteed Principal Adjustment as defined in the rider * Reinsurer's Percentage if the Income Benefit contains a Guaranteed Principal Option and the option is exercised; or

     (ii) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

     where:

     .    IBB equals the INCOME BASE as defined in the rider;

     . MAPR is the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

     . SAPR is the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

D. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNAR.

E. The IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

F. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

G. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                   ARTICLE V

                              REINSURANCE PREMIUMS

A. The Cedent shall pay the Reinsurer an Initial Reinsurance Premium equal to $894,146.

B. The total Reinsurance Premium for the business ceded hereunder is the sum of the GMDB Reinsurance Premium, the EPB Reinsurance Premium, the GMIB Reinsurance Premium, the GWB Reinsurance Premium, and the GMAB Reinsurance Premium, each of which is defined separately in this article.

C. The Reinsurance Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

D. The Reinsurance Premium rates are expressed in terms of basis points and are defined in Exhibit II.

GMDB Reinsurance Premium
------------------------

E. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate separate account value for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

EPB Reinsurance Premium
-----------------------

F. The Cedent shall calculate the Reinsurer's Percentage of the average aggregate separate account value for the reporting month. This value shall be applied to the annualized EPB reinsurance premium rates per premium class on a 1/12th basis. A.

GMIB Reinsurance Premium
------------------------

G. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate IBB value for the reporting month. This value shall be applied to the annualized GMIB cession premium rates on a 1/12th basis.

GWB Reinsurance Premium
-----------------------

H. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

GMAB Reinsurance Premium
------------------------

I. The Cedent shall calculate for the reporting month the Reinsurer's Percentage of the Guaranteed Accumulation Amount. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

                                  ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

     For GMIB, the Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract upon exercise of benefits under the terms of the Income Program where such events occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein. Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April1, 2001

C.   Reinsured Contracts:

          NEW ENGLAND LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          American Forerunner Series Variable Annuity - All share classes.

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form NEL-530 (05/01) Optional Death Benefit - Annual Step-Up: Form NEL-550 (05/01)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form NEL-540(05/01)
          Additional Death Benefit - Earnings Preservation Benefit (EPB):
          NEL-570 (05/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit Form NEL-560 (05/01)
          Guaranteed Minimum Income Benefit II Form NEL-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form NEL-560-2 (05/05)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form NEL-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form NEL-690-2 (11/05)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form NEL-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                   REINSURANCE
                                                                                  PREMIUM (BASIS
      GMDB PROGRAM                               PRODUCTS COVERED                      POINTS)
      ------------                               ----------------                 --------------
Principal Protection                               All Products
9.00
Annual Step-Up                      Plan Codes: 125010, 125011, 125020, 125021,
10.00
                                       125030, 125031, 125040, 125041,125050,
                                             125110, 125140, and 125150
Annual Step-Up                                   Other Plan Codes                      20.00
Greater of Annual Step-Up and 5%    Plan Codes: 125010, 125011, 125020, 125021,        25.00
Rollup                                 125030, 125031, 125040, 125041, 125050,
                                             125110, 125140, and 125150
Greater of Annual Step-Up and 5%                 Other Plan Codes                      35.00
Rollup
Earnings Preservation Benefit                     All Products                         25.00

B.  INCOME  PROGRAM

                                                                                   REINSURANCE
                                                                                  PREMIUM (BASIS
   INCOME PROGRAM                                PRODUCTS COVERED                     POINTS)
   --------------                                ----------------                 --------------
GMIB                                 All Products sold prior to February
35.00
                                                  15, 2003
GMIB and GMIB II                         Plan codes 125080, 125090,                   45.00
                                       125180, 125190, 1250A0, 1250A1,
                                       1250B0, 1250B1, 1250C0, 1250C1,
                                       1250D0, 1250D1, 1250E0, 1250E1,
                                       1250F0,1250F1, 1250L0, 1250L1,
                                       1250P0, 1250P1, 1251A0, 1251B0,
                                        1251F0, and 1251P0 sold after
                                          April 30, 2003 and before
                                       May 1, 2005 if GMDB program is
                                      Annual Step or Max of Annual Step
                                                and Rollup
GMIB and GMIB II                         All other Products sold after                50.00
                                         February 14, 2003 and before
                                       May 1, 2005 and for All Products
                                           sold after April 30, 2005
GMIB Plus                                  All Products sold after                    75.00
                                               April 30, 2005

C.  WITHDRAWAL  PROGRAM

                                                                                   REINSURANCE
                                                                                  PREMIUM (BASIS
      WITHDRAWAL PROGRAM                         PRODUCTS COVERED                     POINTS)
      ------------------                         ----------------                 -----------------
Guaranteed Withdrawal Benefit                     All Products                         50.00

D.  ACCUMULATION  PROGRAM

                                                                                   REINSURANCE
                                                                                  PREMIUM (BASIS
    ACCUMULATION PROGRAM                         PRODUCTS COVERED                     POINTS)
    --------------------                         ----------------                -----------------
Guaranteed Accumulation Benefit                   All Products                         75.00

                               AMENDMENT NO. 3 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of June 12, 2006, as follows:

     1. Article IV, Net Amount at Risk, Paragraph F, GWB, is revised and amended as follows:

          F. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

          Guaranteed Withdrawal Benefit:

          WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

          Lifetime Guaranteed Withdrawal Benefit:

          WBNAR = Maximum [(Remaining Guaranteed Withdrawal Amount - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A) + Present Value of any additional Lifetime Payments * Reinsurer's Percentage

          A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.


     2. Article V, Reinsurance Premiums, Paragraph H, GWB Reinsurance Premium, is revised and amended as follows:

          H. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for Lifetime GWB) for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

     3. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     4. Exhibit II, Reinsurance Premiums, Paragraph C, Withdrawal Program, is revised and amended as follows:

     C.   WITHDRAWAL PROGRAM

                                                        REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM           PRODUCTS COVERED          (BASIS POINTS)
   ------------------           ----------------        -------------------
  Guaranteed Withdrawal
         Benefit                  All Products                 50.00
  Lifetime GWB - Single
      Life Version                All Products                 50.00
  Lifetime GWB - Joint
      Life Version                All Products                 70.00

This Amendment No. 3 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 3 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    ------------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    ------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's  Percentage:

          Prior to July 1, 2004, 25% of the business described herein.

          Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April1, 2001

C.   Reinsured Contracts:


          NEW ENGLAND LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          American Forerunner Series Variable Annuity - All share classes.

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form NEL-530 (05/01) Optional Death Benefit - Annual Step-Up: Form NEL-550 (05/01)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup:
          Form NEL-540(05/01)
          Additional Death Benefit - Earnings Preservation Benefit (EPB):NEL-570 (05/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit Form NEL-560 (05/01)
          Guaranteed Minimum Income Benefit II Form NEL-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form NEL-560-2 (05/05)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form NEL-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form NEL-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form NEL-690-3 (6/06)


          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form NEL-670-1 (11/05)

                               AMENDMENT NO. 4 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of February 26, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 4 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 4 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    ------------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    ------------------------------------
Title: President

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM


                                                                                REINSURANCE
                                                                               PREMIUM (BASIS
       GMDB PROGRAM                         PRODUCTS COVERED                      POINTS)
       ------------                         ----------------                   --------------
Principal Protection                          All Products                          9.00
Annual Step-Up                     Plan Codes: 125010, 125011, 125020,             10.00
                                      125021,125030, 125031, 125040,
                               125041, 125050, 125110, 125140, and 125150
Annual Step-Up                              Other Plan Codes                       20.00
Greater of Annual Step-Up          Plan Codes: 125010, 125011, 125020,             25.00
and 5% Rollup                  125021, 125030, 125031, 125040, 125041,
                                 125050, 125110, 125140, and 125150
Greater of Annual Step-Up                   Other Plan Codes                       35.00
and 5% Rollup
Earnings Preservation                         All Products                         25.00
Benefit

B.   INCOME PROGRAM


                                                                                REINSURANCE
                                                                               PREMIUM (BASIS
     INCOME PROGRAM                         PRODUCTS COVERED                      POINTS)
     --------------                         ----------------                   --------------
GMIB                         All Products sold prior to February 15, 2003            35
GMIB and GMIB II              Plan codes 125080, 125090, 125180, 125190,             45
                                1250A0, 1250A1, 1250B0, 1250B1, 1250C0,
                                1250C1, 1250D0, 1250D1, 1250E0, 1250E1,
                                1250F0, 1250F1, 1250L0, 1250L1, 1250P0,
                             1250P1, 1251A0, 1251B0, 1251F0, and 1251P0
                           sold after April 30, 2003 and before May 1, 2005
                               if GMDB program is Annual Step or Max of
                                        Annual Step and Rollup
GMIB and GMIB II              All other Products sold after February 14,             50
                               2003 and before May 1, 2005 and for All
                                  Products sold after April 30,2005
GMIB Plus                     All Products sold after April 30, 2005 and             75
                                  before February 26, 2007.
GMIB Plus                  All Products sold on or after February 26, 2007.          80

C.   WITHDRAWAL PROGRAM

                                                            REINSURANCE
                                                              PREMIUM
   WITHDRAWAL PROGRAM           PRODUCTS COVERED          (BASIS POINTS)
   ------------------           ----------------          --------------
  Guaranteed Withdrawal
         Benefit                  All Products                 50.00
  Lifetime GWB - Single
      Life Version                All Products                 50.00
  Lifetime GWB - Joint
      Life Version                All Products                 70.00

D.   ACCUMULATION PROGRAM

                                                            REINSURANCE
                                                              PREMIUM
   ACCUMULATION PROGRAM          PRODUCTS COVERED          (BASIS POINTS)
   --------------------          ----------------          --------------
  Guaranteed Accumulation
         Benefit                  All Products                 75.00

                               AMENDMENT NO. 5 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of June 30, 2007, to change the benefit reimbursement pattern for the GMIB (Guaranteed Minimum Income Benefit) rider. Therefore, the IBNARP (Income Benefit Net Amount At Risk Percentage) is defined in Article IV, and Article I and VII, as well as Schedule B, are updated to reflect this change:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     4. The attached Schedule B, Required Data and Suggested Data Layout, amends and, as amended, restates Schedule B, Required Data and Suggested Data Layout.

This Amendment No. 5 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 5 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    ------------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    ------------------------------------
Title: President

                                   ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of April 1, 2001 (the "Effective Date") and amended and restated as of July 1, 2004 as described in Schedule
     A. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after April 1, 2001.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB") and Earnings Preservation Benefit ("EPB") provisions of the Reinsured Contracts, as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the annuity payments upon annuitization that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A, multiplied by the IBNARP (defined in Article IV).

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     MNAR = VNAR + SCNAR + EEMNAR

     in which:

     VNAR (Variable Net Amount at Risk) = Maximum (a,b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

          a = (Contractual Death Benefit - Account Value) and

          b = 0

     SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

     EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = x% * Maximum (a,b) multiplied by the Reinsurer's Percentage where:

          x% varies by issue age and is as described in the Reinsurance Contracts specified in Schedule A

          a = (Contractual Death Benefit - Total Purchase Payments Not
               Withdrawn)

          b = 0

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     (i) The Guaranteed Principal Adjustment as defined in the rider * Reinsurer's Percentage if the Income Benefit contains a Guaranteed Principal Option and the option is exercised; or

     (ii) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage


D. The IBNARP (Income Benefit Net Amount at Risk Percentage) for each variable annuity contract ceded hereunder shall be equal to the following:

               IBNARP = IBNAR / [IBB * (MAPR/SAPR)]

     where:

     .    IBB equals the INCOME BASE as defined in the rider;

     . MAPR is the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

     . SAPR is the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

E. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNARP and IBNAR.

F. The IBNARP and IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

G. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     Guaranteed Withdrawal Benefit:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     Lifetime Guaranteed Withdrawal Benefit:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A) + Present Value of any additional Lifetime Payments * Reinsurer's Percentage

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

H. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                  ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE B

                    REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                 (PAGE 1 OF 3)

FIELD DESCRIPTION                            COMMENTS
-----------------                            --------
Annuitant's ID:                              Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                        Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                  Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                            Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number
Policy Issue Date                            YYYYMMDD
Policy Issue Status                          NI = True New Issue, SC = Spousal
                                             Continuance,
                                             EX = 1035 Exchange
Tax Status                                   Qualified (Q), or Non-qualified (N)

                                   SCHEDULE B

                    REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                 (PAGE 2 OF 3)

FIELD DESCRIPTION                                    COMMENTS
-----------------                                    --------
GMDB/EEB SECTION (If applicable)
--------------------------------
Mortality Risk Definition Indicator                   AV = VNAR; CV = VNAR +
SCNAR
Death Claim Trigger                                   A = Annuitant, 0 = Owner,
1 = 1st to die, 2 = 2nd to die
                                                      (e.g., A2 = payable upon
death of second of joint annuitants)
Current Ratchet Value                                 If Applicable
Current Reset Value                                   If Applicable
Current Rollup Value                                  If Applicable
Current Return of Premium Value                       If Applicable
Minimum Guaranteed Death Benefit
Contract Death Benefit                                Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider
Account Value as of the Effective Date of the Rider
Mortality Risk                     VNAR               Max [Contractual Death Benefit - Account Value), 0]
                                  SCNAR               Surrender Charge, if applicable
                                 EEMNAR               X% of Death Benefit less Net Purchase Payments
Earnings                                              Death Benefit less Net Purchase Payments
Earnings CAP                                          X% of Net Purchase Payments

GMIB SECTION (If applicable)
----------------------------
GMIB Indicator                                        Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected                                01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                          YYYYMMDD
GMIB Annuitization Date                               YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date                 YYYYMMDD, if applicable
Cancellation Date                                     YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                                     Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                         Used in IBNAR calculation
IBNARP
Annuity Payments Upon Annuitization

GWB SECTION (if applicable)
---------------------------
GWB Indicator                                         Y = benefit elected, N = benefit not elected, C = rider cancelled
GWB Election Date                                     YYYYMMDD
Total-GWB-Benefit-Base-Amt
Total-GWB-Guar-Withdrl-Amt
Total-GWB-Ann-Benefit-Pymnt
Total-GWB-Rem-Ann-Bnft-Pymnt
Tota-GWB-Rider-Charge
GWB-Optn-Reset-Date

Account Value                                         Current total value
Surrender Charge                                      If reinsured
Cumulative Deposits                                   Total premiums
Cumulative Withdrawals                                Total withdrawals
Net Purchase Payments                                 Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death                     dollar value
Quota Share ceded                                     percentage

                                   SCHEDULE B

                    REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                 (PAGE 3 OF 3)

FIELD  DESCRIPTION                               COMMENTS
------------------                               --------
Funding Vehicle Values:
-----------------------
   "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.


Termination Information:
---------------------------
Termination Date                                      YYYYMMDD, If applicable
Reason for Termination                                Death (D), Annuitization (A), 1035 Exchange (X),
Cause of Death                                        GMIB Election (I), Other (0). If applicable.
                                                      Use your Cause of Death code, and provide translation

Summary Information:                                  For reconciliation purposes (may be paper summary)
--------------------                                  Monthly aggregate information by GMIB Design, GMAB
Total number of records                               Design, and Pricing Cohort (if applicable) Monthly
Total of each dollar field                            aggregate information by GMIB Design, GMAB Design,
                                                      and Pricing Cohort (if applicable)

Note: All values to nearest dollar

                              AMENDMENT NO. 6 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of July 16, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 6 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 6 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    ----------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    ----------------------------------
Title: President

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A. GMDB PROGRAM


                                                                                    REINSURANCE
                                                                                   PREMIUM (BASIS
            GMDB PROGRAM                         PRODUCTS COVERED                      POINTS)
            ------------                         ----------------                  --------------
Principal Protection                                All Products                        9.00
Annual Step-Up                       Plan Codes: 125010, 125011, 125020, 125021,       10.00
                                     125030, 125031, 125040, 125041, 125050,
                                             125110, 125140, and 125150
Annual Step-Up                                    Other Plan Codes                     20.00
Greater of Annual Step-Up and 5%     Plan Codes: 125010, 125011, 125020, 125021,       25.00
Rollup                               125030, 125031, 125040, 125041, 125050,
                                           125110, 125140, and 125150
Greater of Annual Step-Up and 5%                  Other Plan Codes                     35.00
Rollup
Earnings Preservation Benefit                       All Products                       25.00

B. INCOME PROGRAM


                                                                                    REINSURANCE
                                                                                   PREMIUM (BASIS
          INCOME PROGRAM                       PRODUCTS COVERED                        POINTS)
          --------------                       ----------------                    --------------
GMIB                                    All Products sold prior to February              35
                                                     15, 2003
GMIB and GMIB II                            Plan codes 125080, 125090,                   45
                                          125180, 125190, 1250A0, 1250A1,
                                          1250B0, 1250B1, 1250C0, 1250C1,
                                          1250D0, 1250D1, 1250E0, 1250E1,
                                          1250F0, 1250F1, 1250L0, 1250L1,
                                          1250P0,1250P1, 1251A0, 1251B0,
                                           1251F0, and 1251P0 sold after
                                             April 30, 2003 and before
                                          May 1, 2005 if GMDB program is
                                         Annual Step or Max of Annual Step
                                                    and Rollup
GMIB and GMIB II                           All other Products sold after                 50
                                           February 14, 2003 and before
                                         May 1, 2005 and for All Products
                                             sold after April 30,2005
GMIB Plus                                     All Products sold after                    75
                                             April 30, 2005 and before
                                                February 26, 2007.
GMIB Plus                                  All Products sold on or after                 80
                                                February 26, 2007.

C. WITHDRAWAL PROGRAM


                                                                                      REINSURANCE
                                                                                    PREMIUM (BASIS
         WITHDRAWAL PROGRAM                      PRODUCTS COVERED                       POINTS)
         -------------------                     ----------------                 ----------------
Guaranteed Withdrawal Benefit               All Products sold before July
50.00
                                                      16, 2007
Guaranteed Withdrawal Benefit             All Products sold on or after July          55.00
                                                      16, 2007
Lifetime GWB - Single Life Version                   All Products                     50.00
Lifetime GWB - Joint Life Version                    All Products                     70.00

D.  ACCUMULATION  PROGRAM


                                                                                      REINSURANCE
                                                                                    PREMIUM (BASIS
         ACCUMULATION PROGRAM                    PRODUCTS COVERED                       POINTS)
         -------------------                     ----------------                 ----------------
Guaranteed Accumulation Benefit                    All Products                        75.00

                               AMENDMENT NO. 7 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of April 28, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 7 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 7 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /S/ [Illegible Signature]
    ------------------------------------
TITLE: VP

EXETER REASSURANCE COMPANY, LTD.

BY: /S/ RBB
    ------------------------------------
TITLE: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein.

          Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April 1, 2001

C.   Reinsured Contracts:

          NEW ENGLAND LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          American Forerunner Series Variable Annuity - All share classes.

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form NEL-530 (05/01) Optional Death Benefit - Annual Step-Up: Form NEL-550 (05/01) Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup:
          Form NEL-540(05/01)
          Additional Death Benefit - Earnings Preservation Benefit (EPB):
          NEL-570 (05/01)
          Enhanced Death Benefit - Form NL-640-1 (4/08)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit Form NEL-560 (05/01)
          Guaranteed Minimum Income Benefit II Form NEL-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form NEL-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form NL-560-4 (4/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form NEL-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form NEL-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form NEL-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form NL-690-4 (4/08)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form NEL-670-1 (11/05)

                                   EXHIBIT II
                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                                REINSURANCE
            GMDB PROGRAM                            PRODUCTS COVERED                        PREMIUM (BASIS POINTS)
            ------------                            ----------------                        ----------------------

Principal Protection                                    All Products                                    9.00
Annual Step-Up                              Plan Codes: 125010, 125011, 125020,                         10.00
                                              125021, 125030, 125031, 125040,
                                         125041, 125050, 125110, 125140, and 125150
Annual Step-Up                                        Other Plan Codes                                  20.00
Greater of Annual Step-Up                   Plan Codes: 125010, 125011, 125020,                         25.00
and 5% Rollup                                 125021, 125030, 125031, 125040,
                                         125041, 125050, 125110, 125140, and 125150
Greater of Annual Step-Up                             Other Plan Codes                                  35.00
and 5% Rollup
Earnings Preservation Benefit                         All Products                                      25.00
Enhanced Death Benefit                          All Products, Issue Age 0-69                            65.00*
Enhanced Death Benefit                         All Products, Issue Age 70-75                            85.00*

* lf the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form NL-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                          REINSURANCE
                                                                                        PREMIUM (BASIS
          INCOME PROGRAM                            PRODUCTS COVERED                        POINTS)
          --------------                            ----------------                    --------------
GMIB                                   All Products sold prior to February 15, 2003           35
GMIB and GMIB II                        Plan codes 125080, 125090, 125180, 125190,            45
                                      1250A0, 1250A1, 1250B0, 1250B1, 1250C0, 1250C1,
                                      1250D0, 1250D1, 1250E0, 1250E1, 1250F0, 1250F1,
                                                  1250L0, 1250L1, 1250P0,
                                        1250P1, 1251A0, 1251B0, 1251F0, and 1251P0
                                               sold after April 30, 2003 and
                                     before May 1, 2005 if GMDB program is Annual Step
                                             or Max of Annual Step and Rollup
GMIB and GMIB II                        All other Products sold after February 14,            50
                                          2003 and before May 1, 2005 and for All
                                             Products sold after April 30,2005
GMIB Plus                               All Products sold after April 30, 2005 and            75
                                                 before February 26, 2007.
GMIB Plus                               All Products sold on or after February 26,            80
                                                           2007.

C.   WITHDRAWAL PROGRAM

                                                                                             REINSURANCE
                                                                                            PREMIUM (BASIS
      WITHDRAWAL PROGRAM                            PRODUCTS COVERED                            POINTS)
      ------------------                            ----------------                        --------------
Guaranteed Withdrawal Benefit            All Products sold before July 16, 2007                  50.00
Guaranteed Withdrawal Benefit          All Products sold on or after July 16, 2007               55.00
Lifetime GWB - Single                                  All Products                              50.00
Life Version
Lifetime GWB - Joint                                   All Products                              70.00
Life Version
Lifetime GWB (2008 Version) -                          All Products                              65.00
Single Life Version
Lifetime GWB (2008 Version) -                          All Products                              85.00
Joint Life Version

D.   ACCUMULATION PROGRAM

                                                                                                REINSURANCE
    ACCUMULATION PROGRAM                            PRODUCTS COVERED                        PREMIUM (BASIS POINTS)
    --------------------                            ----------------                        ----------------------
Guaranteed Accumulation Benefit                       All Products                                      75.00

                               AMENDMENT NO. 8 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004
                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of July 1, 2008, as follows:

     Article XV of the Agreement, as amended, is hereby replaced in its entirety with the attached Article XV, Contract and Program Changes.

This Amendment No. 8 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 8 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    ------------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    ------------------------------------
Title: President

                                   ARTICLE XV

                          CONTRACT AND PROGRAM CHANGES

A. The Cedent shall give the Reinsurer thirty (30) days prior written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to the Reinsured Contracts relating to a Cedent's annuity product design and/or death benefit design, fees and charges, distribution systems and/or methods or addition of any riders to any Reinsured Contract forms.

B. The Cedent shall give the Reinsurer thirty (30) days written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders. Unless the Reinsurer objects in writing within thirty (30) days after such written notice is received by the Reinsurer, the additional riders, changes to premium and/or changes to Net Amount at Risk will be considered reinsured under the Agreement and included in Schedule A, Plans of Reinsurance, Exhibit II, Reinsurance Premiums, and Article IV, Net Amount at Risk, respectively. Reinsurance for additional riders, changes to the reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders shall be effective as of the date specified in the notice from the Cedent.

C. The Cedent shall provide to the Reinsurer a copy of each general communication that the Cedent sends to contract holders in any state.

D. The Cedent shall simultaneously provide to the Reinsurer and any subsequent retrocessionaires, a copy of any notice of any proposed change in the investment options supporting Reinsured Contracts, and/or any other accepted changes to the Reinsured Contracts related to a Cedent's annuity product design and/or death benefit design, fees, charges, distributions systems and/or methods or additions of any riders to any Reinsured Contract forms.

                               AMENDMENT NO. 9 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of July 14, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 9 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 9 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    ------------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    ------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein. Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April 1, 2001


C.   Reinsured Contracts:

          NEW ENGLAND LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          American Forerunner Series Variable Annuity - All share classes.

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Principal Protection: Form NEL-530 (05/01)
          Annual Step-Up: Form NEL-550 (05/01)
          Greater of Annual Step-Up and 5% Rollup: Form NEL-540(05/01) Enhanced Death Benefit - Form NL-640-1 (4/08)
          Additional Death Benefit - Earnings Preservation Benefit (EPB):
          NEL-570 (05/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit Form NEL-560 (05/01) Guaranteed Minimum Income Benefit II Form NEL-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form NEL-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form NL-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form NL-560-5 (7/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form NEL-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form NEL-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form NEL-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version):
          Form NL-690-4 (4/08)
          Lifetime Withdrawal Guaranteed Benefit (2008 Version):
          Form NL-690-4 (7/08)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form NEL-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                 REINSURANCE
                                                                                PREMIUM (BASIS
     GMDB PROGRAM                        PRODUCTS COVERED                           POINTS)
     ------------                        ----------------                       --------------
Principal Protection                       All Products                              9.00
Annual Step-Up                  Plan Codes: 125010, 125011, 125020,
                                  125021, 125030, 125031, 125040,
                                  125041, 125050, 125110, 125140,
                                            and 125150                              10.00
Annual Step-Up                           Other Plan Codes                           20.00
Greater of Annual               Plan Codes: 125010, 125011, 125020,
Step-Up and 5% Rollup             125021, 125030, 125031, 125040,
                                  125041, 125050, 125110, 125140,
                                            and 125150                              25.00
Greater of Annual                        Other Plan Codes                           35.00
Step-Up and 5% Rollup
Enhanced Death Benefit             All Products, Issue Age 0-69                     65.00*
Enhanced Death Benefit             All Products, Issue Age 70-75                    85.00*
Earnings Preservation                      All Products                             25.00
Benefit

* lf the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form NL-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                  REINSURANCE
                                                                                PREMIUM (BASIS
  INCOME PROGRAM                               PRODUCTS COVERED                     POINTS)
  --------------                               ----------------                 --------------
GMIB                             All Products sold prior to February 15, 2003          35
GMIB and GMIB II                  Plan codes 125080, 125090, 125180, 125190,           45
                                   1250A0, 1250A1, 1250B0, 1250B1, 1250C0,
                                   1250C1, 1250D0, 1250D1, 1250E0, 1250E1,
                                   1250F0, 1250F1, 1250L0, 1250L1, 1250P0,
                                  1250P1, 1251A0, 1251B0, 1251F0, and 1251P0
                               sold after April 30, 2003 and before May 1, 2005
                               if GMDB program is Annual Step or Max of Annual
                                               Step and Rollup
GMIB and GMIB II               All other Products sold after February 14, 2003         50
                                 and before May 1, 2005 and for All Products
                                           sold after April 30,2005
GMIB Plus: Forms                   All Products sold after April 30, 2005 and          75
NEL-560-2 and NL-560-4               before February 26, 2007.
GMIB Plus: Forms              All Products sold on or after February 26, 2007.        80
NEL-560-2 and NL-560-4
GMIB Plus: Form                                  All Products                          75
NL-560-5 (7/08)

C.   WITHDRAWAL PROGRAM

                                                                                  REINSURANCE
                                                                                PREMIUM (BASIS
     WITHDRAWAL PROGRAM                       PRODUCTS COVERED                      POINTS)
     ------------------                       ----------------                  --------------
Guaranteed Withdrawal Benefit      All Products sold before July 16, 2007           50.00
Guaranteed Withdrawal Benefit    All Products sold on or after July 16, 2007        55.00
Lifetime GWB - Single Life                      All Products                        50.00
Version
Lifetime GWB - Joint Life                       All Products                        70.00
Version
Lifetime GWB (2008 Version) -                   All Products                        65.00
Single Life Version
Lifetime GWB (2008 Version) -                   All Products                        85.00
Joint Life Version

D.   ACCUMULATION PROGRAM

                                                                            REINSURANCE
                                                                           PREMIUM (BASIS
      ACCUMULATION PROGRAM                  PRODUCTS COVERED                  POINTS)
      --------------------                  ----------------               --------------
Guaranteed Accumulation Benefit               All Products                      75.00

                              AMENDMENT NO. 10 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of February 20, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 10 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 10 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    ------------------------------------
Title: VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    ------------------------------------
Title: President

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB  PROGRAM

                                                                                 REINSURANCE
                                                                                PREMIUM (BASIS
    GMDB PROGRAM                              PRODUCTS COVERED                      POINTS)
--------------------             -------------------------------------------    --------------
Principal Protection                        All Products                             9.00
Annual Step-Up                   Plan Codes: 125010, 125011, 125020,                10.00
                                   125021, 125030, 125031, 125040,
                                   125041, 125050, 125110, 125140,
                                             and 125150
Annual Step-Up                            Other Plan Codes                          20.00
Greater of Annual Step-Up        Plan Codes: 125010, 125011, 125020,
and 5% Rollup                      125021, 125030, 125031, 125040,                  25.00
                                   125041, 125050, 125110, 125140,
                                             and 125150
Greater of Annual Step-Up                 Other Plan Codes                          35.00
and 5% Rollup
Enhanced Death Benefit              All Products, Issue Age 0-69                    65.00*
Enhanced Death Benefit             All Products sold on or before                   35.00*
                                 February 20, 2009, Issue Age 70-75
Enhanced Death Benefit                 All Products sold after                      90.00*
                                 February 20, 2009, Issue Age 70-75
Earnings Preservation Benefit               All Products                            25.00

* lf the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form NL-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                 REINSURANCE
                                                                                PREMIUM (BASIS
      INCOME PROGRAM                      PRODUCTS COVERED                         POINTS)
      --------------                      ----------------                      --------------
GMIB                           All Products sold prior to February 15, 2003           35
GMIB and GMIB II                Plan codes 125080, 125090, 125180, 125190,            45
                                  1250A0, 1250A1, 1250B0, 1250B1, 1250C0,
                                  1250C1, 1250D0, 1250D1, 1250E0, 1250E1,
                                  1250F0, 1250F1, 1250L0, 1250L1, 1250P0,
                                1250P1, 1251A0, 1251B0, 1251F0, and 1251P0
                             sold after April 30, 2003 and before May 1, 2005
                              if GMDB program is Annual Step or Max of Annual
                                              Step and Rollup
GMIB and GMIB II              All other Products sold after February 14, 2003         50
                             and before May 1, 2005 and for All Products sold
                                            after April 30,2005
GMIB Plus: Forms             All Products sold after April 30, 2005 and before        75
NEL-560-2 and                               February 26, 2007.
NL-560-4
GMIB Plus: Forms              All Products sold on or after February 26, 2007         80
NEL-560-2 and                       and on or before February 20, 2009.
NL-560-4
GMIB Plus: Forms                All Products sold after February 20, 2009.           100
NEL-560-2 and
NL-560-4
GMIB Plus: Form              All Products sold on or before February 20, 2009         75
NL-560-5 (7/08)
GMIB Plus: Form                  All Products sold after February 20, 2009            95
NL-560-5 (7/08)

C.  WITHDRAWAL  PROGRAM

                                                                                 REINSURANCE
                                                                                PREMIUM (BASIS
       WITHDRAWAL PROGRAM                      PRODUCTS COVERED                     POINTS)
       ------------------                      ----------------                 --------------
Guaranteed Withdrawal Benefit                All Products sold before             50.00
                                                  July 16, 2007
Guaranteed Withdrawal Benefit             All Products sold on or after           55.00
                                                  July 16, 2007
Lifetime GWB - Single Life Version                 All Products                   50.00
Lifetime GWB - Joint Life Version                  All Products                   70.00
Lifetime GWB (2008 Version) -             All Products sold on or before          65.00
Single Life Version                             February 20, 2009
Lifetime GWB (2008 Version) -             All Products sold on or before          85.00
Joint Life Version                              February 20, 2009
Lifetime GWB (2008 Version) -                All Products sold after              125.00
Single Life Version                             February 20, 2009
Lifetime GWB (2008 Version) -                All Products sold after              150.00
Joint Life Version                              February 20, 2009

D.  ACCUMULATION  PROGRAM

                                                                                 REINSURANCE
                                                                                PREMIUM (BASIS
      ACCUMULATION PROGRAM                     PRODUCTS COVERED                    POINTS)
      --------------------                     ----------------                 --------------
Guaranteed Accumulation Benefit                   All Products                      75.00

                              AMENDMENT NO. 11 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of May 4, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No.11 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 11 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    -------------------------------------
Title:  VP

EXETER REASSURANCE COMPANY, LTD.

By: /s/ RBB
    -------------------------------------
Title:  President

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.  GMDB PROGRAM

                                                                                  REINSURANCE
           GMDB PROGRAM                       PRODUCTS COVERED                  PREMIUM (BASIS
                                                                                    POINTS)
           ------------                       ----------------                  --------------------
Principal Protection                           All Products                               9.00
Annual Step-Up                        Plan Codes: 125010, 125011, 125020,                10.00
                                        125021, 125030, 125031, 125040,
                                      125041, 125050, 125110, 125140, and
                                                   125150
Annual Step-Up                               Other Plan Codes                           20.00

Greater of Annual Step-Up             Plan Codes: 125010, 125011, 125020,               25.00
and 5% Rollup                           125021, 125030, 125031, 125040,
                                      125041,125050, 125110, 125140, and
                                                  125150
Greater of Annual Step-Up                    Other Plan Codes                           35.00
and 5% Rollup
Enhanced Death Benefit               All Products sold before May 4, 2009,              65.00*
                                               Issue Age 0-69
Enhanced Death Benefit               All Products sold on or after May 4,               75.00
                                            2009, Issue Age 0-69
Enhanced Death Benefit                 All Products sold on or before                   85.00*
                                     February 20, 2009, Issue Age 70-75
Enhanced Death Benefit               All Products sold after February 20,               90.00*
                                       2009 and before May 4, 2009, Issue
                                                  Age 70-75
Enhanced Death Benefit                  All Products sold on or after May 4,            95.00
                                             2009, Issue Age 70-75
Earnings Preservation Benefit                   All Products                            25.00

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form NL-560-4), there will be a 5 bps reduction in the fee

B.  INCOME  PROGRAM

                                                                                      REINSURANCE
                                                                                    PREMIUM (BASIS
           INCOME PROGRAM                     PRODUCTS COVERED                         POINTS)
           --------------                     ----------------                      ----------------
GMIB                                      All Products sold prior to                      35
                                              February 15, 2003
GMIB and GMIB II                       Plan codes 125080, 125090, 125180,                 45
                                        125190, 1250A0, 1250A1, 1250B0,
                                        1250B1, 1250C0, 1250C1, 1250D0,
                                        1250D1, 1250E0, 1250E1, 1250F0,
                                        1250F1, 1250L0, 1250L1, 1250P0,
                                        1250P1, 1251A0, 1251B0, 1251F0,
                                        and 1251P0 sold after April 30,
                                        2003 and before May 1, 2005 if
                                      GMDB program is Annual Step or Max
                                           of Annual Step and Rollup
GMIB and GMIB II                         All other Products sold after                    50
                                      February 14, 2003 and before May 1,
                                      2005 and for All Products sold after
                                                  April 30,2005
GMIB Plus: Forms                         All Products sold after April 30,                75
NEL-560-2 and NL-560-4                  2005 and before February 26, 2007.
GMIB Plus: Forms                         All Products sold on or after                    80
NEL-560-2 and NL-560-4                 February 26, 2007 and on or before
                                                February 20, 2009.
GMIB Plus: Forms                             All Products sold after                     100
NEL-560-2 and NL-560-4                          February 20, 2009.
GMIB Plus: Form                          All Products sold on or before                   75
NL-560-5 (7/08)                                 February 20, 2009
GMIB Plus: Form                              All Products sold after                      95
NL-560-5 (7/08)                                 February 20, 2009

C.  WITHDRAWAL  PROGRAM

                                                                               REINSURANCE
                                                                             PREMIUM (BASIS
       WITHDRAWAL PROGRAM                     PRODUCTS COVERED                   POINTS)
       ------------------                     ----------------              ---------------
Guaranteed Withdrawal Benefit               All Products sold before             50.00
                                                 July 16, 2007
Guaranteed Withdrawal Benefit             All Products sold on or after          55.00
                                                 July 16, 2007
Lifetime GWB - Single Life                       All Products                    50.00
Version
Lifetime GWB - Joint Life                        All Products                    70.00
Version
Lifetime GWB (2008 Version) -            All Products sold on or before          65.00
Single Life Version                            February 20, 2009
Lifetime GWB (2008 Version) -            All Products sold on or before          85.00
Joint Life Version                             February 20, 2009
Lifetime GWB (2008 Version) -               All Products sold after              125.00
Single Life Version                            February 20, 2009
Lifetime GWB (2008 Version) -               All Products sold after              150.00
Joint Life Version                             February 20, 2009

D.  ACCUMULATION  PROGRAM

                                                                              REINSURANCE
                                                                             PREMIUM (BASIS
       ACCUMULATION PROGRAM                    PRODUCTS COVERED                  POINTS)
       --------------------                    ----------------             ---------------
Guaranteed Accumulation Benefit                 All Products                     75.00

                              AMENDMENT NO. 12 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of JULY 10, 2009, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

This Amendment No. 12 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 12 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ [Illegible Signature]
    -------------------------------------
Title:  VP

EXETER  REASSURANCE  COMPANY,  LTD.

By: /s/ RBB
    -------------------------------------
Title:  President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein.

          Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April 1, 2001

C.   Reinsured Contracts:

          NEW ENGLAND LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          American Forerunner Series Variable Annuity - All share classes.

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Principal Protection: Form NEL-530 (05/01)
          Annual Step-Up: Form NEL-550 (05/01)
          Greater of Annual Step-Up and 5% Rollup: Form NEL-540(05/01) Enhanced Death Benefit - Form NL-640-1 (4/08)
          Additional Death Benefit - Earnings Preservation Benefit
          (EPB): NEL-570 (05/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit Form NEL-560 (05/01) Guaranteed Minimum Income Benefit II Form NEL-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form NEL-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form NL-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form NL-560-5 (7/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form NEL-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form NEL-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form NEL-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version):
          Form NL-690-4 (4/08) or NL-690-4  (7/08)  or
          NL-690-5  (7/09) or  NL-690-6-NY  (7/09)

          Guaranteed Minimum Income Benefits Ceded:
          ---------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form NEL-670-1 (11/05)

                              AMENDMENT NO. 13 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                  (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of APRIL 1/ST/, 2012, as follows:

     1. The attached Article V, Reinsurance Premiums amends and, as amended, restates Article V, Reinsurance Premiums. This restated Article V updates the Reinsurance Premium calculation for the Enhanced Death Benefit Guaranteed Minimum Death Benefits.

This Amendment No. 13 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 13 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ Roberto Baron
    -------------------------------------
Name:   Roberto Baron
Title:  Vice President

EXETER  REASSURANCE  COMPANY,  LTD.

By: /s/ Christopher Kremer
    -------------------------------------
Name:   Christopher Kremer
Title:  Vice President and Actuary

                                   ARTICLE V

                              REINSURANCE PREMIUMS

A. The Cedent shall pay the Reinsurer an Initial Reinsurance Premium equal to $894,146.

B. The total Reinsurance Premium for the business ceded hereunder is the sum of the GMDB Reinsurance Premium, the EPB Reinsurance Premium, the GMIB Reinsurance Premium, the GWB Reinsurance Premium, and the GMAB Reinsurance Premium, each of which is defined separately in this article.

C. The Reinsurance Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

D. The Reinsurance Premium rates are expressed in terms of basis points and are defined in Exhibit II.

GMDB Reinsurance Premium
------------------------

E. For Guaranteed Minimum Death Benefits other than Enhanced Death Benefits, the Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate account value for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

F. For Enhanced Death Benefit Guaranteed Minimum Death Benefits, the Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate Death Benefit Base for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

EPB Reinsurance Premium
-----------------------

G. The Cedent shall calculate the Reinsurer's Percentage of the average aggregate account value for the reporting month. This value shall be applied to the annualized EPB reinsurance premium rates per premium class on a 1/12th basis.

GMIB Reinsurance Premium
------------------------

H. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate IBB value for the reporting month. This value shall be applied to the annualized GMIB cession premium rates on a 1/12th basis.

GWB Reinsurance Premium
-----------------------

I. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for Lifetime GWB) for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

GMAB Reinsurance Premium
------------------------

J. The Cedent shall calculate for the reporting month the Reinsurer's Percentage of the Guaranteed Accumulation Amount. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

                              AMENDMENT NO. 14 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004
                                  (Agreement)

                                    between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of JULY 1, 2012, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 14 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 14 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ Roberto  Baron
    ------------------------------------
Name:   Roberto  Baron
Title:  Vice President

EXETER  REASSURANCE  COMPANY,  LTD.

By: /s/ Christopher Kremer
    ------------------------------------
Name:   Christopher Kremer
Title:  Vice President and Actuary

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                      REINSURANCE
                                                                    PREMIUM (BASIS
      GMDB PROGRAM                    PRODUCTS COVERED                   POINTS)
      ------------                    ----------------              ---------------
Principal Protection                   All Products                      9.00
Annual Step-Up              Plan Codes: 125010, 125011, 125020,          10.00
                          125021, 125030, 125031, 125040, 125041,
                            125050, 125110, 125140, and 125150
Annual Step-Up                       Other Plan Codes                    20.00
Greater of Annual Step-     Plan Codes: 125010, 125011, 125020,          25.00
Up and 5% Rollup          125021, 125030, 125031, 125040, 125041,
                            125050, 125110, 125140, and 125150
Greater of Annual Step-              Other Plan Codes                    35.00
Up and 5% Rollup
Enhanced Death Benefit  All Products sold before May 4, 2009, Issue     65.00*
                                         Age 0-69
Enhanced Death Benefit  All Products sold on or after May 4, 2009,       75.00
                                      Issue Age 0-69
Enhanced Death Benefit  All Products sold on or before February 20,     85.00*
                                   2009, Issue Age 70-75
Enhanced Death Benefit   All Products sold after February 20, 2009      90.00*
                          and before May 4, 2009, Issue Age 70-75
Enhanced Death Benefit  All Products sold on or after May 4, 2009,       95.00
                                      Issue Age 70-75
Earnings Preservation                  All Products                      25.00
Benefit

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form NL-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                     REINSURANCE
                                                                                       PREMIUM
   INCOME PROGRAM                          PRODUCTS COVERED                         (BASIS POINTS)
   --------------                          ----------------                        ---------------
GMIB                        All Products sold prior to February 15, 2003                 35
GMIB and GMIB II         Plan codes 125080, 125090, 125180, 125190, 1250A0,              45
                          1250A1, 1250B0, 1250B1, 1250C0, 1250C1, 1250D0,
                          1250D1, 1250E0, 1250E1, 1250F0, 1250F1, 1250L0,
                          1250L1, 1250P0, 1250P1, 1251A0, 1251B0, 1251F0,
                       and 1251P0 sold after April 30, 2003 and before May 1,
                        2005 if GMDB program is Annual Step or Max of Annual
                                          Step and Rollup
GMIB and GMIB II        All other Products sold after February 14, 2003 and              50
                      before May 1, 2005 and for All Products sold after April
                                              30,2005
GMIB Plus: Forms         All Products sold after April 30, 2005 and before               75
NEL-560-2 and NL-      February 26, 2007, for which the contract's Income Base
560-4                 is not increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.
GMIB Plus: Forms         All Products sold after April 30, 2005 and before              100
NEL-560-2 and NL-     February 26, 2007, for which the contract's Income Base
560-4                   is increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.
GMIB Plus: Forms     All Products sold on or after February 26, 2007 and on or           80
NEL-560-2 and NL-        before February 20, 2009, for which the contract's
560-4                  Income Base is not increased due to an Annual Step-Up
                      on a contract anniversary occurring on July 1, 2012 or
                                               later.
GMIB Plus: Forms     All Products sold on or after February 26, 2007 and on or          120
NEL-560-2 and NL-        before February 20, 2009, for which the contract's
560-4                   Income Base is increased due to an Annual Step-Up on
                     a contract anniversary occurring on July 1, 2012 or later.
GMIB Plus: Forms        All Products sold after February 20, 2009 and before            100
NEL-560-2 and NL-     May 4, 2009, for which the contract's Income Base is not
560-4                     increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.
GMIB Plus: Forms        All Products sold after February 20, 2009 and before            120
NEL-560-2 and NL-       May 4, 2009, for which the contract's Income Base is
560-4                     increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.

                                                                                     REINSURANCE
                                                                                       PREMIUM
   INCOME PROGRAM                          PRODUCTS COVERED                         (BASIS POINTS)
   --------------                          ----------------                        ---------------
GMIB Plus: Forms             All Products sold on or after May 4, 2009.                 100
NEL-560-2 and NL-
560-4
GMIB Plus: Form NL-      All Products sold on or before February 20, 2009,               75
560-5 (7/08)           for which the contract's Income Base is not increased
                         due to an Annual Step-Up on a contract anniversary
                                occurring on July 1, 2012 or later.
GMIB Plus: Form NL-    All Products sold on or before February 20, 2009, for            115
560-5 (7/08)          which the contract's Income Base is increased due to an
                       Annual Step-Up on a contract anniversary occurring on
                                       July 1, 2012 or later.
GMIB Plus: Form         All Products sold after February 20, 2009 and before             95
NL-560-5 (7/08)       May 4, 2009, for which the contract's Income Base is not
                          increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.
GMIB Plus: Form         All Products sold after February 20, 2009 and before            115
NL-560-5 (7/08)         May 4, 2009, for which the contract's Income Base is
                          increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.
GMIB Plus: Form NL           All Products sold on or after May 4, 2009.                  95
560-5 (7/08)

C.   WITHDRAWAL PROGRAM


                                                                   REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                 PRODUCTS COVERED              (BASIS POINTS)
     ------------------                 ----------------           -------------------
Guaranteed Withdrawal Benefit          All Products sold before            50.00
                                           July 16, 2007
Guaranteed Withdrawal Benefit       All Products sold on or after          55.00
                                          July 16, 2007
Lifetime GWB - Single Life            All Products, for which              50.00
Version                         the contract's GWB Benefit Base is
                                       not increased due to
                                  an Annual Step-Up on a contract
                                 anniversary occurring on July 1,
                                          2012 or later.
Lifetime GWB - Single Life            All Products, for which              80.00
Version                         the contract's GWB Benefit Base is
                                 increased due to an Annual Step-
                                   Up on a contract anniversary
                                occurring on July 1, 2012 or later.
Lifetime GWB - Joint Life             All Products, for which              70.00
Version                         the contract's GWB Benefit Base is
                                       not increased due to
                                  an Annual Step-Up on a contract
                                 anniversary occurring on July 1,
                                          2012 or later.
Lifetime GWB - Joint Life            All Products, for which              105.00
Version                         the contract's GWB Benefit Base is
                                 increased due to an Annual Step-
                                   Up on a contract anniversary
                                occurring on July 1, 2012 or later.
Lifetime GWB (2008 Version) -     All Products sold on or before           65.00
Single Life Version              February 20, 2009, for which the
                                contract's GWB Benefit Base is not
                                         increased due to
                                  an Annual Step-Up on a contract
                                 anniversary occurring on July 1,
                                          2012 or later.
Lifetime GWB (2008 Version) -     All Products sold on or before           95.00
Single Life Version              February 20, 2009, for which the
                                  contract's GWB Benefit Base is
                                  increased due to an Annual Step-
                                   Up on a contract anniversary
                                occurring on July 1, 2012 or later.
Lifetime GWB (2008 Version)       All Products sold on or before           85.00
- Joint Life Version            February 20, 2009, for which the
                               contract's GWB Benefit Base is not
                                increased due to an Annual Step-
                                             Up on a
                                contract anniversary occurring on
                                     July 1, 2012 or later.

                                                                   REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                  ODUCTS COVERED              (BASIS POINTS)
      ------------------                  --------------           -------------------
Lifetime GWB (2008 Version)      All Products sold on or before           120.00
- Joint Life Version            February 20, 2009, for which the
                                 contract's GWB Benefit Base is
                                increased due to an Annual Step-
                                  Up on a contract anniversary
                               occurring on July 1, 2012 or later.
Lifetime GWB (2008 Version) -        All Products sold after              125.00
Single Life Version                     February 20, 2009
Lifetime GWB (2008 Version)          All Products sold after              150.00
- Joint Life Version                    February 20, 2009

D.   ACCUMULATION PROGRAM

                                                                   REINSURANCE PREMIUM
     ACCUMULATION PROGRAM               PRODUCTS COVERED              (BASIS POINTS)
     --------------------               ----------------           -------------------
Guaranteed Accumulation
Benefit                                 All Products                      75.00